EXHIBIT 10.36

Denis Horton
Radica UK Ltd.
The Old Stables
Munns Farm
Cole Green
Herts  SG14 2NL


Dear Denis,

         Amendment to Distribution Agreement between Peak Entertainment Ltd.
                     & Radica UK Ltd. Dated 12 December 2003

This letter is to confirm our recent discussion regarding the rescheduling of the production and subsequent broadcast of the Monster in My Pocket series.

Please can you review the amendments below, which all relate to this rescheduling, and sign and return the enclosed copy of this letter.

Amendments

"Term"                     Replace "3 years" with "4 years"

Third Schedule             Replace "airing of show on GMTV 4th quarter 2004"
                           with "airing of show on GMTV 2nd quarter 2005"

We look forward to a successful and profitable partnership for both our companies on This project.

Singed for and on behalf of
Peak Entertainment Limited          /s/                         17/06/04
                                    -------------------         ---------
                                            signed                date

Singed for and on behalf of
Radica UK Limited                   /s/                         24/6/04
                                    -------------------         ---------
                                            signed                date